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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) - May 24, 2005

                                 USN CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Colorado                   33-42701                     84-1186026
         --------                   --------                 -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            file number)               Identification No.)

               5215 North O'Connor, Suite 200, Irving, Texas 76039 (Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 4 MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Former Independent Auditors

On May 24, 2005, HEIN & ASSOCIATES LLP ("Hein") was dismissed as independent auditor for the Company. Management of USN Corporation ("USN Corp") has not had any disagreements with Hein related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

For the two most recent fiscal years ended January 26, 2003 and January 27, 2002, and for the subsequent interim period ended April 27, 2003, there has been no disagreement between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hein would have caused it to make reference to the subject matter of the disagreement in connection with its reports, and Hein has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The accountant's report of Hein as of and for the year ended January 26, 2003, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a "going concern" modification.

On October 10, 2003, USN Corp (F/K/A Premier Concepts, Inc.) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") (Case No. LA 03-36445-EC). The Company continued to manage its properties and operate its businesses as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Court until December 12, 2004, when its plan of reorganization was approved by the Bankruptcy Court.

(b) New Independent Auditor

On May 24, 2005, the Company engaged Creason & Associates, P.L.L.C. ("Creason"), Certified Public Accountants, as its principal independent accountant. The decision to engage Creason was made by the Audit Committee and was ratified by the majority approval of the Board of Directors of the Company.

During the year ended January 26, 2003, and through May 24, 2005, the Company did not consult with Creason regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Hein prior to the date of the filing of this report. Hein has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Hein's letter, dated May 24, 2005, is filed as Exhibit 16 to this Form 8-K.


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SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired - not applicable
         (b) Pro Forma Financial Information - not applicable
         (c) Exhibits

             Exhibit
             Number
             ------

              16 Letter from HEIN & ASSOCIATES LLP dated May 24, 2005, to the Securities and Exchange Commission



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     USN CORPORATION

         May 24, 2005                                /s/ Terry Washburn
                                                     ---------------------------
                                                     By: Terry Washburn
                                                     Chief Executive Officer



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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER
         ------

           16 Letter from HEIN & ASSOCIATES LLP, dated May 24, 2005, to the Securities and Exchange Commission